Exhibit 32.1

SECTION 1350 CERTIFICATION (CEO) 1350

FIRST GROWTH INVESTORS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First Growth Investors, Inc., the “Company”, on Form 10-KSB for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof , the “Report”, I, Gao Zhentao, Chief Executive Officer, Chairman and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2008

/s/ Gao Zhentao
Gao Zhentao
Chief Executive Officer, director